PROXY — MEDLEY MANAGEMENT INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDLEY MANAGEMENT INC. FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 8, 2019

The undersigned hereby appoints Brook Taube and John D. Fredericks, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the special meeting of stockholders (the "MDLY Special Meeting") of Medley Management Inc. ("MDLY") to be held at Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on February 8, 2019 at 3:00 P.M., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the MDLY Special Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the MDLY Special Meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the MDLY Special Meeting. The undersigned acknowledges receipt prior to the execution of this proxy of a Notice of the MDLY Special Meeting and a Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the MDLY Special Meeting, and any adjournments or postponements thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Address changes/comments: ____

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(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Your vote is important. Please submit your proxy immediately.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

KEEP THIS PORTION FOR YOUR RECORDS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement is available at www.viewproxy.com/MDLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND A VOTE "FOR" PROPOSAL 2.

	FOR	AGAINST	ABSTAIN
1. To approve the adoption of the Agreement and Plan of Merger, dated as of August 9, 2018 (the "MDLY Merger Agreement"), by and among Medley Management Inc. ("MDLY"), Sierra Income Corporation, and Sierra Management, Inc., a wholly owned subsidiary of Sierra ("Merger Sub"), pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub as the surviving company in the merger.	☐	☐	☐
2. To approve the adjournment of the special meeting of stockholders of MDLY (the "MDLY Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MDLY Special Meeting to approve the adoption of the MDLY Merger Agreement.	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title.

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Signature

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Signature (Joint Owners)

Date: ________________________, 2019

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

CONTROL NUMBER

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone



INTERNET

Submit Your Proxy on the Internet:

Go to www.fcrvote.com/MDLY

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.



TELEPHONE

Submit Your Proxy by Phone:

Call 1 (855) 601-5118

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.



MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.